UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549
____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 29, 2011

IMAGE ENTERTAINMENT, INC.
(Exact name of registrant as specified in charter)

Delaware	000-11071	84-0685613
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20525 Nordhoff Street, Suite 200, Chatsworth, California	91311
(Address of principal executive offices)	(Zip Code)

(Registrant's telephone number, including area code): (818) 407-9100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On June 29, 2011, Image Entertainment, Inc. (the “Company”) issued a press release relating to certain information regarding its financial results, including for the quarter ended March 31, 2011. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release issued by Image Entertainment, Inc. dated June 29, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

IMAGE ENTERTAINMENT, INC.

By:	/s/ Michael B. Bayer
	Name:	Michael B. Bayer
	Title:	Corporate Secretary

Dated:  June 29, 2011

INDEX TO EXHIBITS

99.1	Press Release issued by Image Entertainment, Inc. dated June 29, 2011